HIGHLAND FUNDS II

(the “Trust”)

	Class A	Class C	Class R	Class Y
Highland Fixed Income Fund	HFBAX	HFBCX	HFBRX	HFBYX
Highland Tax-Exempt Fund	HTXAX	HTXCX	—	HTXYX

(each a “Fund” and collectively, the “Funds”)

Supplement dated August 15, 2014 to the Prospectus for the Funds dated February 1, 2014, as supplemented and amended from time to time.

At a board meeting held on June 5-6, 2014, the Board of Trustees of the Trust approved a new sub-adviser for Highland Fixed Income Fund (“Fixed Income Fund”) and Highland Tax-Exempt Fund (“Tax-Exempt Fund”). Effective August 1, 2014, the following sub-adviser change has occurred:

Fund	Previous Sub-Adviser	New Sub-Adviser
Fixed Income Fund	GE Asset Management Incorporated (“GEAM”)	First Foundation Advisors (“FFA”)
Tax-Exempt Fund	GEAM	FFA

Effective August 1, 2014, the reference to “GE Asset Management Incorporated (“GEAM”)” in the second paragraph in the section entitled “Highland Fixed Income Fund-Principal Investment Strategies” on page 15 of the Prospectus is hereby deleted in its entirety and replaced with “First Foundation Advisors (“FFA”).”

Effective August 1, 2014, the section entitled “Highland Fixed Income Fund-Portfolio Management-Investment Adviser” on page 18 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Portfolio Management

Investment Adviser

Highland Capital Management Fund Advisors, L.P. serves as the investment adviser to the Fund and First Foundation Advisors (the “Sub-Adviser”) serves as sub-adviser to the Fund. The primary individual portfolio managers for the Fund are:

Portfolio Managers	Portfolio manager experience in this Fund	Primary title with Sub-Adviser
John Hakopian	Since August 2014	President
Susan King Riechel	Since August 2014	Managing Director of Fixed Income Investments

Effective August 1, 2014, the reference to “GE Asset Management Incorporated (“GEAM”)” in the second paragraph in the section entitled “Highland Tax-Exempt Fund-Principal Investment Strategies” on page 20 of the Prospectus is hereby deleted in its entirety and replaced with “First Foundation Advisors (“FFA”).”

Effective August 1, 2014, the section entitled “Highland Tax-Exempt Fund-Portfolio Management-Investment Adviser” on page 22 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Portfolio Management

Investment Adviser

Highland Capital Management Fund Advisors, L.P. serves as the investment adviser to the Fund and First Foundation Advisors (the “Sub-Adviser”) serves as sub-adviser to the Fund. The primary individual portfolio managers for the Fund are:

Portfolio Managers	Portfolio manager experience in this Fund	Primary title with Sub-Adviser
John Hakopian	Since August 2014	President
Susan King Riechel	Since August 2014	Managing Director of Fixed Income Investments

Effective August 1, 2014, the section entitled “Management of the Funds-Investment Sub-Advisers-GE Asset Management (“GEAM”)” on page 52 of the Prospectus is hereby deleted in its entirety and replaced with the following:

GE Asset Management (“GEAM”)

1600 Summer Street

Stamford, Connecticut 06905

or at:

P.O. Box 7900

Stamford, Connecticut 06905

GEAM is the investment sub-adviser of each of Highland Premier Growth Equity Fund and Highland Total Return Fund. GEAM is a wholly-owned subsidiary of General Electric Company (GE) and a registered investment adviser. As of December 31, 2013, GEAM had approximately $120 billion of assets under management, of which approximately $20 billion was invested in mutual funds.

Effective August 1, 2014, the subadvisory fee for the Fixed Income Fund in the section entitled “Management of the Funds-Investment Sub-Advisers-Subadvisory Fees” on page 52 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Highland Fixed Income Fund	0.15%

Effective August 1, 2014, the section entitled “Management of the Funds-Investment Sub-Advisers” on page 52 of the Prospectus is hereby supplemented with the following:

First Foundation Advisors (“FFA”)

18101 Von Karman Ave., Ste 700

Irvine, CA 92612

FFA is the investment sub-adviser of each of Highland Fixed Income Fund and Highland Tax-Exempt Fund. FFA is a wholly-owned subsidiary of First Foundation Inc. and a registered investment adviser. As of March 31, 2014, FFA’s assets under management were $2,797.6 million.

Effective August 1, 2014, the fifth and sixth paragraph in the section entitled “Management of the Funds-About the Funds’ Portfolio Managers-Portfolio Management Teams” on page 53 of the Prospectus are hereby deleted in their entirety and replaced with the following:

Highland Fixed Income Fund is managed by a team of portfolio managers that includes John Hakopian and Susan King Riechel.

Highland Tax-Exempt Fund is managed by a team of portfolio managers that includes ohn Hakopian and Susan King Riechel.

Effective August 1, 2014, the biographies for Michael J. Caufield, William M. Healey and Mark H. Johnson entitled “Management of the Funds-About the Funds’ Portfolio Managers-Portfolio Management Biographies” on page 54 of the Prospectus are hereby deleted in their entirety.

Effective August 1, 2014, the section entitled “Management of the Funds-About the Funds’ Portfolio Managers-Portfolio Management Biographies” on page 54 of the Prospectus is hereby supplemented with the following:

Mr. John Hakopian is a portfolio manager of Highland Fixed Income Fund and Highland Tax-Exempt Fund. Mr. Hakopian is President of FFA and a Director of First Foundation Inc. and First Foundation Bank. Mr. Hakopian oversees the vision, strategy, operations and development of the investment management service for FFA. Having been with FFA since its inception in 1990, Mr. Hakopian has been closely involved in developing and delivering the firm’s investment services. He became President in 2009. Mr. Hakopian earned a Bachelor of Arts degree in economics in three years from the University of California, Irvine and an MBA in Finance from the University of Southern California.

Ms. Susan King Riechel is a portfolio manager of Highland Fixed Income Fund and Highland Tax-Exempt Fund. Ms. Riechel is Managing Director of Fixed Income Investments at FFA. Ms. Riechel joined FFA in 2010. Ms. Riechel is responsible for directing the firm’s actively managed fixed income strategy for high-net-worth individuals, foundations, endowments and retirement funds. In her role as managing director, she oversees the firm’s taxable and non-taxable fixed income investments. Ms. Riechel has over thirty years of experience in investment management and banking. Prior to joining FFA, she was Managing Director - Fixed Income at Covington Capital Management in Los Angeles from June 2009 until September 2010. Formerly, Ms. Riechel was also Managing Director at Columbia Management, a successor firm to U.S. Trust Company where she was Managing Director, Head of Fixed Income serving offices on the west coast. Ms. Riechel started her investment management career at First Interstate Bank where she was Director of Institutional Asset Management - Fixed Income. She began her banking career at Lloyds Bank PLC, New York and was formerly the head of global funding at Security Pacific Bank. Ms. Riechel graduated with a Bachelor of Arts degree in History from University of New Hampshire, Durham. She holds an MBA with a concentration in Finance and Banking from the Lubin School of Business at Pace University

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.

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